UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22591

                                     Apollo Tactical Income Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                                                     New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                                     New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

    Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

    Apollo Tactical Income Fund Inc. (NYSE: AIF)

Semi-Annual Report

June 30, 2013

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)

as of June 30, 2013

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

The first four and a half months of 2013 were characterized by a “risk on” equity market and aggressive “yield grab” across the fixed income markets, while the last month and a half of the second quarter was characterized by a “rush for the exits” in fixed income prompted by a move higher in U.S. Treasury rates on speculation regarding the Fed’s plan to taper its asset purchase program. Unlike previous years, in which strong starts gave way to weakness initiated by macroeconomic concerns, such as those surrounding credit conditions in Europe, such concerns had largely been moved to the backburner in 2013 in the wake of the European Central Bank’s aggressive steps to backstop continental sovereigns and banks. Strong technicals combined with solid credit fundamentals fueled a rally in the U.S. fixed income markets that drove yields to all time lows for many asset classes.

From the beginning of the year through mid-May 2013, the leveraged loan market returned 3.23% (as measured by the S&P/LSTA Leveraged Loan Index). Over the same period, the high-yield market returned 5.49% (as measured by the BofA Merrill Lynch High-Yield Master II Index) while the investment-grade bond market returned 0.47% (as measured by the BofA Merrill Lynch U.S. Corporate Master Index). Both loans and bonds enjoyed strong demand from both retail and institutional investors during the period. Retail loan funds enjoyed historic inflows with $25.0 billion pouring in through mid-May 2013, easily topping 2010’s previous full year record of $17.9 billion. In addition, the resurgence in collateralized loan obligations (“CLOs”) issuance continued with $36.3 billion of volume through the same date. High-yield bonds experienced more moderate retail inflows with approximately $2.6 billion through mid-May 2013, but this was supplemented from cash balances generated by inflows from 2012, which totaled $22.6 billion. This seemingly unrelenting quest for yield drove investment grade and high-yield bonds down to 2.66% and 5.03%, as measured by the BofA Merrill Lynch U.S. Corporate Master Index & JPMorgan U.S. High-Yield Bond Index, respectively, at their respective late April / early May lows. In the loan market, the excess demand led to an unprecedented amount of repricing transactions, which resulted in a 25 basis point reduction in the average coupon of the JP Morgan Leveraged Loan Index from 5.02% to 4.77% over the period. Despite these repricings, the average loan in the index continued to trade above par, demonstrating the strength of demand for loans.

However, market tone began to shift over the course of May amid increasing speculation that the Fed would begin to cut back on the extent of its quantitative easing programs. The 10-year U.S. Treasury traded from a yield of 1.63% at the beginning of May to 2.13% on May 31, 2013. As bond prices move in the opposite direction of yields, this led to price declines across many fixed income asset classes as yields moved higher in tandem. Investors, worrying about a decline in bond prices in a rising interest rate environment and perhaps simply taking a warranted pause from a market that had reached historic heights, pulled money out of investment-grade and high-yield bond funds at a record pace. In the 6 weeks leading up to the end of the second quarter of 2013, redemptions from high-yield funds totaled $12.3 billion, or nearly 7.4% of total asset under management (“AUM”) according to S&P/LCD News. In order to meet these redemption requests, managers were forced to sell assets into the market, pushing prices down and yields up. After bottoming at 5.03% on May 7, 2013, high-yield bonds hit a year to date high of 6.95% on June 25, 2013 before stabilizing. Loans traded off in sympathy with high-yield due to relative value considerations and the fact that loans were also being sold by funds in order to meet their redemptions. After hitting 4.78% on May 16, 2013, the yield to maturity on the JPMorgan Split-BB Leveraged Loan Index widened to 5.47% before settling in at 5.41% on June 28, 2013. However, despite trading off slightly, demand for loans continued to be strong as inflows into retail loan funds continued unabated in the midst of the outflows from high-yield funds, averaging $1.2 billion per week over the same time period that high-yield lost 7.4% of their AUM to outflows. In addition, CLO issuance totaled approximately $18.6 billion during the second quarter of 2013. This led loans to outperform high-yield bonds for the first time in a while. As a comparison, high-yield bonds (as per the JPMorgan Liquid High-Yield Index) traded down $6.37 on average while loans (as per the JPM Liquid Leveraged Loan Index) only traded down $1.37, or about one-fifth the volatility seen in high-yield. From the middle of May through the end of the second quarter of 2013, high-yield bonds lost 3.53% while loans declined 0.80% before ending the second quarter of 2013 with year to date gains of 1.79% and 2.31%, respectively.

As one could expect given market conditions through mid-May, the first half of 2013 saw a modest erosion in credit fundamentals. Year-over-year revenue and EBITDA growth continued to be moderate, growing 2.2% and 0.1%, respectively, which should not be surprising given the stagnant overall global economy. Given the amount of debt issued during the first half of 2013, in particular for uses such as leveraged recapitalizations, overall leverage metrics for high-yield issuers

4  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (unaudited)  (continued)

as of June 30, 2013

increased slightly, from approximately 4.1x at the end of 2012 to approximately 4.2x at the end of the first quarter of 2013. This compares to a post-credit crisis high of around 5.2x in 2009. While it is possible we may see some further erosion in credit metrics as the year goes on, we believe the overall fundamental health of the credit markets continues to be fairly good and defaults (by number of issuers) are expected to remain below their historical averages. Assuming additional interest rate increases are driven by a strengthening economy, we believe that the high-yield and loan markets should be poised to perform well. However, as we have seen during previous periods of volatility and as we were reminded of during the last few weeks of May and into June, as the market adjusts to the inevitability of Fed tapering and absorbs a variety of different reports on the health of the U.S. and global economies, there are likely to be periods of volatility that can create opportunities for investors to put money to work at advantageous levels.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-888-301-3838, or go to our website at www.agmfunds.com.

Sincerely,

Apollo Credit Management, LLC

Semi-Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Financial Data

as of June 30, 2013 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	82.3%
Senior Secured Bonds	2.6%
Second Lien Secured Loans	9.8%
Second Lien Secured Bonds	0.5%
Senior Unsecured Loans	0.8%
Senior Unsecured Bonds	4.0%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	4.89%
Weighted Average Fixed-Rate Coupon	9.68%
Weighted Average Days to Reset (floating assets)	60
Weighted Average Modified Duration in years (fixed assets)	4.57
Average Position Size	$2,064,059
Number of Positions	210
Weighted Average Rating	B

Credit Quality (b)
BBB- or Higher	0.2%
BB	11.4%
B	78.9%
CCC+ or Lower	8.3%
Not Rated	1.2%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance and Real Estate	13.7%
Services: Business	12.4%
Media: Broadcasting & Subscription	7.5%
Telecommunications	7.5%
Healthcare & Pharmaceuticals	6.2%
Total	47.3%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
First Data Corp.	2.5%
Univision Communications, Inc.	1.4%
Brock Holdings III, Inc.	1.4%
Intelsat	1.3%
Tervita Corp.	1.3%
BATS Global Markets, Inc.	1.3%
Smart & Final, Inc.	1.3%
Harvey Gulf, LLC	1.2%
Onex Carestream Finance LP	1.2%
WideOpenWest Finance, LLC	1.2%
Total	14.1%

Performance Comparison
	Six Months Ended June 30, 2013	Since Inception on Feb. 23, 2011 to June 30, 2013
AFT - Stock Price (e)	8.25%	6.33%(f)
AFT - NAV (e)	4.01%	6.50%(f)
S&P/LSTA Leveraged Loan Index	2.31%	11.03%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2013. The quality ratings reflected were issued by Standard & Poor’s Ratings Group (“Standard & Poor’s”), a nationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), a nationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.

6  |  Semi-Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

as of June 30, 2013 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)
First Lien Senior Secured Loans	40.0%
Senior Secured Bonds	15.2%
Second Lien Secured Loans	6.1%
Second Lien Secured Bonds	3.9%
Senior Unsecured Bonds	23.8%
Junior Subordinated Bonds	1.7%
Asset-Backed Securities	9.3%

Portfolio Characteristics (a)
Weighted Average Floating-Rate Spread	5.36%
Weighted Average Fixed-Rate Coupon	8.85%
Weighted Average Days to Reset (floating assets)	43
Weighted Average Modified Duration in years (fixed assets)	4.40
Average Position Size	$2,991,011
Number of Positions	130
Weighted Average Rating	B

Credit Quality (b)
BB	18.3%
B	66.8%
CCC+ or Lower	14.9%

Top 5 Industries (as % of Current Market Value of Investment Securities) (c)
Banking, Finance, Insurance and Real Estate	16.9%
Structured Finance	9.3%
Healthcare & Pharmaceuticals	7.6%
Energy: Oil & Gas	7.3%
Services: Business	6.7%
Total	47.8%

Top 10 Issuers (as % of Current Market Value of Investment Securities) (d)
Gentiva Health Services, Inc.	2.9%
First Data Corp.	2.8%
TPC Group, Inc.	2.7%
Avaya, Inc.	2.5%
StoneMor Partners LP/Cornerstone Family Services of West Virginia	2.4%
Tervita Corp.	2.2%
Cenveo Corp.	2.1%
Sidewinder Drilling, Inc.	2.1%
DynCorp International, Inc.	2.1%
Molycorp, Inc.	2.0%
Total	23.8%

Performance Comparison for the period ended June 30, 2013
Since Inception on Feb. 25, 2013
AIF - Stock Price (e)	(8.43)%(f)
AIF - NAV (e)	0.08%(f)
S&P/LSTA Leveraged Loan Index	1.06%

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on market value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at June 30, 2013. The quality ratings reflected were issued by Standard & Poor’s. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)	The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s.
(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Not annualized.

Semi-Annual Report  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) - 136.4%
AEROSPACE & DEFENSE - 6.9%
CAMP Systems, Inc.
First Lien Refinanced Term Loan, 5.25%, 05/31/19	1,310,100	1,325,926
Second Lien Initial Term Loan, 10.00%, 11/30/19	1,000,000	1,026,875
Deltek, Inc.
First Lien Term Loan, 5.00%, 10/10/18	2,309,228	2,307,600
Second Lien Term Loan, 10/10/19 (b)	1,091,000	1,104,638
ILC Industries, LLC
First Lien Term Loan, 07/11/18 (b)	4,784,333	4,760,411
Scitor Corp.
Term Loan, 5.00%, 02/15/17	3,638,098	3,565,336
Sequa Corp.
Initial Term Loan, 5.25%, 06/19/17	965,150	969,170
SI Organization, Inc. (The)
New Tranche B Term Loan, 5.50%, 11/22/16	245,606	245,299
SRA International
Term Loan, 6.50%, 07/20/18	4,885,901	4,867,579

		20,172,834

AUTOMOTIVE - 3.9%
Autoparts Holdings Ltd.
First Lien Term Loan B, 6.50%, 07/29/17	325,263	323,029
Second Lien Term Loan, 10.50%, 01/29/18	2,000,000	1,952,500
Chrysler Group LLC
Term Loan B, 4.25%, 05/24/17	4,353,841	4,376,982
Metaldyne Company LLC
USD Term Loan, 5.00%, 12/18/18	3,061,615	3,077,887
Transtar Industries, Inc.
First Lien Term Loan, 5.50%, 10/09/18 (c)	190,560	192,049
Second Lien Term Loan, 9.75%, 10/09/19 (c)	1,500,000	1,539,375

		11,461,822

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 15.9%
Alliant Holdings I, LLC
Initial Term Loan, 5.00%, 12/20/19	1,421,855	1,424,521
American Capital, Ltd.
Senior Secured Term Loan, 5.50%, 08/22/16	1,409,000	1,416,637
Amwins Group
First Lien New Term Loan, 5.00%, 09/06/19	1,450,710	1,458,573
Asurion, LLC
Incremental Tranche B-1 Term Loan, 4.50%, 05/24/19	1,734,608	1,722,032
BATS Global Markets, Inc.
Term Loan, 7.00%, 12/19/18	5,550,000	5,588,156

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE AND REAL ESTATE (continued)
Compass Investors Inc.
Initial Term Loan, 5.25%, 12/27/19	4,347,155	4,372,977
Duff & Phelps Corp.
Initial Term Loan, 4.50%, 04/23/20	1,531,000	1,536,741
EZE Software Group LLC
Initial First Lien Term Loan, 4.75%, 04/06/20	675,000	677,251
Initial Second Lien Term Loan, 8.75%, 04/05/21	500,000	506,665
Hamilton Lane
Term Loan B, 5.25%, 02/28/18 (c)	886,548	884,332
ION Trading Technologies S.A.R.L. (Luxembourg)
First Lien Term Loan, 4.50%, 05/22/20 (d)	1,092,000	1,088,811
Knight Capital
Term Loan B, 11/30/17 (b)	737,000	728,709
Medical Card System, Inc.
Term Loan, 11.97%, 09/17/15 (c)	5,122,441	5,148,053
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17	873,241	881,973
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17	635,084	641,435
National Financial, LLC
Term Loan B, 06/19/20 (b)	5,190,000	5,179,205
Ocwen Loan Servicing, LLC
Initial Term Loan, 5.00%, 02/15/18	800,993	807,336
RBS Worldpay
Term Loan B, 11/29/19 (b)	320,000	320,301
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, 06/12/18 (b)	500,000	501,458
Second Lien Term Loan, 12/12/18 (b)	389,000	392,647
SG Acquisition, Inc.
First Lien Initial Term Loan, 7.25%, 12/21/18 (c)	2,830,775	2,837,852
Ship Luxco 3 S.a.r.l. (RBS Worldpay)
Term Loan C, 08/06/19 (b)	650,000	653,114
VFH Parent, LLC
Term Loan, 5.75%, 07/08/16	3,322,167	3,353,312
Walter Investment Management Corp.
Tranche B Term Loan, 5.75%, 11/28/17	4,549,628	4,572,376

		46,694,467

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
BEVERAGE, FOOD & TOBACCO - 3.0%
AdvancePierre Foods, Inc.
First Lien Term Loan, 5.75%, 07/10/17	997,500	1,003,111
Second Lien Term Loan, 9.50%, 10/10/17	3,000,000	3,064,500
Arysta LifeScience Corp.
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,015,150
Arysta LifeScience SPC, LLC
Initial First Lien Term Loan, 4.50%, 05/29/20	1,207,000	1,197,199
Performance Food Group, Inc.
Initial Term Loan, 6.25%, 11/14/19	2,552,000	2,539,240

		8,819,200

CAPITAL EQUIPMENT - 1.8%
Tank Holding Corp. (Roto Acquisition Corp.)
Term Loan 1, 4.25%, 07/09/19	3,490,992	3,473,537
Tomkins PLC
Second Lien Initial Term Loan, 9.25%, 05/11/20	1,600,000	1,652,000

		5,125,537

CHEMICALS, PLASTICS, & RUBBER - 5.3%
Al Chem & Cy S.C.A. (Luxembourg)
Tranche B-1 Term Loan, 4.50%, 10/04/19 (d)	431,247	429,630
Tranche B-2 Term Loan, 4.50%, 10/04/19 (d)	223,753	222,914
Arizona Chemicals
Term Loan, 5.25%, 12/22/17	941,003	949,707
Cyanco Intermediate Corp.
Term Loan, 05/01/20 (b)	4,114,196	4,111,624
DuPont Performance Coatings
Initial Term Loan B, 4.75%, 02/01/20	4,057,830	4,064,444
Ineos US Finance LLC
Cash Dollar Term Loan, 4.00%, 05/04/18	3,184,417	3,125,219
Tronox, Inc. (Netherlands)
New Term Loan B, 4.50%, 03/19/20 (d)	744,000	748,736
Univar, Inc.
Term Loan B, 5.00%, 06/30/17	1,882,702	1,841,650

		15,493,924

CONSUMER GOODS: DURABLE - 3.2%
Freedom Group
Term Loan B, 5.50%, 04/19/19	2,830,743	2,834,296
Serta Simmons Holdings, LLC
Term Loan, 5.00%, 10/01/19	2,908,710	2,913,073
SRAM, LLC
First Lien Term Loan, 4.00%, 04/10/20	3,703,755	3,671,347

		9,418,716

	Principal Amount ($)	Value ($)

CONSUMER GOODS: NON-DURABLE - 3.8%
Allflex Holdings III
Second Lien Term Loan, 06/07/21 (b)	2,400,000	2,410,512
Armored AutoGroup, Inc.
New Term Loan, 6.00%, 11/05/16	1,597,335	1,591,840
Bausch & Lomb Inc.
New Parent Term Loan, 4.00%, 05/18/19	1,043,681	1,043,681
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	500,000	501,768
IG Investments Holdings, LLC
First Lien Term Loan, 6.25%, 08/25/16	3,152,270	3,156,210
Polyconcept
Term Loan, 06/28/19 (b) (c)	2,586,000	2,573,070

		11,277,081

CONTAINERS, PACKAGING AND GLASS - 2.7%
Berlin Packaging LLC
Term Loan 1B, 4.75%, 04/02/19	500,000	501,875
Pelican Products, Inc.
First Lien Term Loan, 7.00%, 07/11/18 (c)	4,794,829	4,812,811
Reynolds Group Holdings Inc.
U.S. Term Loan, 4.75%, 09/28/18	2,619,682	2,630,868

		7,945,554

ENERGY: OIL & GAS - 5.8%
BBTS Borrower LP
Term Loan, 7.75%, 06/04/19	2,756,093	2,745,757
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20	1,553,000	1,549,118
Harvey Gulf, LLC
Term Loan A, 5.00%, 06/14/18 (c)	5,290,000	5,303,225
Pacific Drilling S.A.
Term Loan, 4.50%, 06/03/18	1,282,000	1,281,840
Powerteam
Delayed Draw Term Loan, 05/06/20 (b)	213,667	212,064
Initial First Lien Term Loan, 4.25%, 05/06/20	1,709,402	1,696,581
Samson Investment Co.
Initial Second Lien Term Loan, 6.00%, 09/25/18	1,273,000	1,273,000
Sprint Industrial Holdings
First Lien Term Loan, 7.00%, 05/14/19	1,800,000	1,813,500
Total Safety
First Lien Term Loan, 5.75%, 03/13/20 (c)	1,262,835	1,270,728

		17,145,813

ENVIRONMENTAL INDUSTRIES - 2.4%
Advanced Disposal
Term Loan B, 4.25%, 10/09/19	1,250,708	1,249,457

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
ENVIRONMENTAL INDUSTRIES (continued)
EnergySolutions, LLC (aka
Envirocare of Utah, LLC) Term Loan, 6.75%, 08/15/16	3,641,153	3,663,928
Tervita Corp. (Canada)
Term Loan, 6.25%, 05/15/18 (d)	2,208,465	2,205,704

		7,119,089

FOREST PRODUCTS & PAPER - 0.7%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	1,887,000	1,903,511

HEALTHCARE & PHARMACEUTICALS - 8.0%
ABB/Con-Cise Optical Group, LLC
Term Loan B, 4.50%, 02/06/19	1,537,148	1,524,658
Aptalis Pharma, Inc.
Term Loan B-1, 5.50%, 02/10/17	2,887,975	2,895,195
Ardent Medical Services
First Lien Term Loan, 6.75%, 07/02/18	2,526,305	2,551,581
ATI Holdings, Inc.
Term Loan, 5.75%, 12/20/19	1,096,490	1,106,084
ConvaTec, Inc.
Dollar Term Loan, 5.00%, 12/22/16	533,278	537,411
DJO Finance LLC (ReAble
Therapeutics Finance, LLC) Tranche B Term Loan, 4.75%, 09/15/17	676,600	682,520
Healogics, Inc.
First Lien Term Loan B, 5.25%, 02/05/19	1,033,410	1,039,548
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%, 08/04/16	2,387,546	2,351,733
Term Loan B-3, 7.75%, 05/15/18	685,221	674,942
Medpace Intermediateco, Inc.
Term Loan B, 5.50%, 06/19/17 (c)	4,351,211	4,372,967
Rural/Metro Operating Company, LLC
First Lien Term Loan B, 5.75%, 06/30/18	896,176	865,258
Sheridan Holdings, Inc.
Term Loan B, 4.50%, 06/29/18	1,612,652	1,618,699
Steward Health Care System LLC
Term Loan, 6.75%, 04/10/20 (c)	1,528,000	1,539,918
U.S. Renal Care, Inc.
First Lien Initial Term Loan, 6.25%, 07/03/19	990,000	997,425
Second Lien Term Loan, 10.25%, 01/03/20	818,000	834,360

		23,592,299

HIGH TECH INDUSTRIES - 7.6%
Freescale Semiconductor, Inc.
Tranche B-3 Term Loan, 4.25%, 12/01/16	220,448	221,686

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)
Infor (US), Inc.
Tranche Term Loan B-2, 5.25%, 04/05/18	2,477,022	2,489,408
Kronos, Inc.
First Lien Incremental Term Loan, 4.50%, 10/30/19	3,980,000	3,998,905
Oberthur Technologies (France)
Term Loan B, 6.25%, 11/30/18 (d)	1,675,471	1,668,484
OpenLink International, Inc.
Initial Term Loan, 7.75%, 10/30/17	2,133,510	2,136,177
Sophia, L.P.
Term Loan B, 4.50%, 07/19/18	2,684,884	2,694,952
Sophos (Luxembourg)
Term Loan B, 6.50%, 05/10/19 (d)	1,894,860	1,897,229
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16 (c)	4,342,684	4,342,684
Wall Street Systems Delaware, Inc.
First Lien Term Loan, 5.75%, 10/25/19	1,300,465	1,303,313
Second Lien Term Loan, 9.25%, 10/25/20	1,400,000	1,412,250

		22,165,088

HOTEL, GAMING & LEISURE - 3.6%
Cannery Casino Resorts, LLC
First Lien Term Loan, 6.00%, 10/02/18	858,004	858,004
Centaur Gaming
First Lien Term Loan, 5.25%, 02/20/19	605,000	604,244
Second Lien Term Loan, 8.75%, 02/20/20	826,000	837,358
Four Seasons, Inc. (Canada)
Second Lien Term Loan, 12/24/20 (b) (d)	2,222,000	2,249,775
IntraWest Holdings S.A.R.L
First Lien Term Loan, 7.00%, 12/04/17	2,263,625	2,296,640
Peninsula Gaming, LLC
Term Loan B, 4.25%, 11/20/17	1,578,070	1,581,029
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18	1,990,000	2,037,262

		10,464,312

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 4.9%
Acosta, Inc.
Term Loan D, 5.00%, 03/02/18	896,753	903,851
Cenveo Corp.
Term Loan B, 6.25%, 02/13/17	441,893	443,136
F&W Media
Term Loan, 06/30/18 (b) (c)	3,200,000	3,120,000
Merrill Communications LLC
Term Loan, 7.25%, 03/08/18	3,481,275	3,503,033

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING (continued)
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.)
Term Loan B, 4.25%, 06/29/18	1,617,788	1,621,833
RDA Holdings Dip
NM Loan Facility (DIP), 11.00%, 10/31/13 (c)	3,004,555	2,989,533
SymphonyIRI Group, Inc.
Term Loan B, 4.50%, 12/01/17	1,845,690	1,846,853

		14,428,239

MEDIA: BROADCASTING & SUBSCRIPTION - 9.1%
Entercom Communications Corp.
Term Loan B-1, 5.00%, 11/23/18	1,808,800	1,829,601
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18	2,941,149	2,963,208
Gray Television, Inc.
Initial Term Loan, 4.75%, 10/12/19	1,558,730	1,568,472
Hargray Communications
Term Loan B, 06/25/19 (b)	2,299,000	2,296,126
Hubbard Radio, LLC
Tranche 1 Term Loan, 4.50%, 04/29/19	500,000	502,500
New Wave Communications
Term Loan 1, 04/30/20 (b) (c)	893,000	897,465
Term Loan 2, 10/30/20 (b) (c)	522,000	529,830
SESAC Holdco II LLC
First Lien Term Loan, 6.00%, 02/07/19 (c)	556,205	560,377
TWCC Holding Corp.
Second Lien Term Loan, 06/26/20 (b)	4,120,000	4,161,200
Univision Communications, Inc.
2013 Converted Extended First Lien Term Loan, 4.50%, 03/01/20	3,476,916	3,450,839
2013 New First Lien Term Loan, 4.50%, 03/01/20	1,496,250	1,483,779
Term Loan C-3, 4.00%, 03/01/20	1,162,088	1,140,542
WideOpenWest Finance, LLC
Term Loan B, 4.75%, 04/01/19	5,223,119	5,247,067

		26,631,006

MEDIA: DIVERSIFIED & PRODUCTION - 1.1%
Technicolor S.A. (France)
Term A2 Facility, 6.75%, 05/26/16 (d)	821,934	830,158
Term B2 Facility, 7.75%, 05/26/17 (d)	2,462,101	2,486,734

		3,316,892

METALS & MINING - 2.4%
Alpha Natural Resources, Inc.
Term Loan B, 3.50%, 05/22/20	1,685,000	1,644,981
Herff Jones
Term Loan B, 06/24/19 (b)	3,810,622	3,801,095

	Principal Amount ($)	Value ($)

METALS & MINING (continued)
Murray Energy Corp.
Term Loan, 4.75%, 05/24/19	500,000	498,125
Waupaca Foundry, Inc.
Term Loan, 5.14%, 06/29/17	999,324	998,910

		6,943,111

RETAIL - 8.4%
99 Cents Only Stores
Tranche Term Loan B-1, 5.25%, 01/11/19	3,851,250	3,853,060
Burlington Coat Factory Warehouse Corp.
Term Loan B-2, 4.25%, 02/23/17	2,400,433	2,405,234
Gymboree Corp. (The)
Term Loan 2011, 5.00%, 02/23/18	3,313,942	3,201,053
HMK Intermediate Holdings LLC
Term Loan, 5.75%, 03/30/19 (c)	1,135,625	1,142,723
J.C. Penney Co.
Term Loan, 6.00%, 05/22/18	2,479,000	2,486,958
Savers, Inc.
New Term Loan, 5.00%, 07/09/19	3,860,927	3,879,826
Smart & Final, Inc.
First Lien Term Loan, 4.50%, 11/15/19	3,199,291	3,183,294
Second Lien Term Loan, 10.50%, 11/15/20	2,124,410	2,153,621
Yankee Candle Co., Inc. (The)
Initial Term Loan, 5.25%, 04/02/19	2,364,776	2,370,995

		24,676,764

SERVICES: BUSINESS - 18.0%
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%, 03/16/17	1,632,404	1,648,728
Second Lien Initial Term Loan, 10.00%, 03/16/18	4,250,000	4,324,375
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.)
Term Borrowing, 6.50%, 12/31/17	3,571,000	3,555,395
Centerplate, Inc.
Term Loan A, 5.00%, 10/15/18 (c)	80,000	79,800
Term Loan A, 5.75%, 10/15/18	955,200	960,931
Custom Ecology
Term Loan, 06/26/19 (b) (c)	2,545,000	2,538,638
Endurance Business Media, Inc.
First Lien Term Loan, 6.25%, 11/09/19	2,698,440	2,720,365
Second Lien Term Loan, 10.25%, 05/09/20 (c)	1,667,000	1,681,586
GCA Services Group, Inc
Initial First Lien Term Loan, 5.25%, 11/01/19	995,385	1,003,845
Initial Second Lien Term Loan, 9.25%, 11/01/20	1,043,000	1,063,427

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
SERVICES: BUSINESS (continued)
Global Cash Access, Inc.
Term Loan, 4.00%, 03/01/16	1,600,000	1,604,000
HD Supply, Inc.
Term Loan, 4.50%, 10/12/17	2,790,810	2,792,554
Hudson Products Holdings Inc.
Term Loan 2012, 5.25%, 06/07/17	1,533,002	1,545,457
Infogroup, Inc.
Term Loan B, 05/26/18 (b) (c)	2,513,177	2,290,132
Lineage Logistics, LLC
Term Loan, 4.50%, 04/26/19	1,554,000	1,553,355
Mirror Bidco Corp.
Term Loan, 5.25%, 12/28/19	936,295	938,247
Onex Carestream Finance LP
First Lien 2013 Term Loan, 5.00%, 06/07/19	4,327,000	4,287,105
Second Lien Term Loan, 9.50%, 12/05/19	1,000,000	985,000
Patheon, Inc. (Canada)
Initial Term Loan, 7.25%, 12/14/18 (d)	2,321,335	2,344,548
SMG
First Lien Term Loan, 5.50%, 06/07/18 (c)	1,486,117	1,486,117
Second Lien Term Loan, 10.75%, 12/07/18 (c)	1,000,000	1,010,000
SNL Financial LC
Term Loan, 5.50%, 10/23/18	982,955	984,798
Sutherland Global (Cayman Islands)
Term Loan, 7.25%, 03/06/19 (c) (d)	1,521,979	1,525,784
Sutherland Global Services, Inc.
U.S. Tranche Term Loan, 7.25%, 03/06/19 (c)	3,370,096	3,378,521
Transfirst Holdings, Inc.
First Lien Term Loan B-1, 4.75%, 12/27/17	1,338,283	1,339,541
Second Lien Initial Term Loan, 11.00%, 06/27/18	2,500,000	2,556,250
Trinet Group
Term Loan A, 4.78%, 10/24/17 (c)	399,890	398,390
Trinet HR Corp. (SOI Holdings, Inc.)
Term Loan B, 6.50%, 10/24/18	1,398,988	1,400,737
Washington Inventory Service
First Lien U.S. Term Loan, 5.75%, 12/20/18	908,435	910,706

		52,908,332

SERVICES: CONSUMER - 1.3%
Barbri, Inc. (Gemini Holdings, Inc.)
Term Loan, 6.00%, 06/19/17	2,636,301	2,640,690
Laureate Education, Inc.
Series 2018 Extended Term Loan, 5.25%, 06/15/18	1,184,968	1,179,049

		3,819,739

	Principal Amount ($)	Value ($)

TELECOMMUNICATIONS - 10.9%
Avaya, Inc.
Term B-3 Loan, 4.77%, 10/26/17	5,854,298	5,146,455
Fibertech Networks, LLC
Term Loan, 4.50%, 12/18/19	3,142,210	3,172,328
Global Tel*Link
Term Loan, 5.00%, 05/23/20	3,783,185	3,776,092
Grande Communications Networks LLC
Term Loan B, 05/29/20 (b)	2,046,481	2,040,086
Integra Telecom Holdings, Inc.
Replacement Term Loan, 5.25%, 02/22/19	1,073,310	1,076,262
Level 3 Financing, Inc.
Tranche B 2016 Term Loan, 4.75%, 02/01/16	2,134,868	2,146,609
LTS Buyer LLC (Sidera Networks, Inc.)
First Lien Term Loan B, 4.50%, 04/13/20	664,775	661,869
Second Lien Term Loan, 8.00%, 04/12/21	722,000	725,610
Securus Technologies Holdings, Inc.
First Lien Initial Term Loan, 4.75%, 04/30/20	1,584,000	1,575,589
Term Loan 2, 9.00%, 04/30/21	1,800,000	1,808,442
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	4,899,098	4,892,974
Zayo Group, LLC (Zayo Capital, Inc.)
Term Loan, 4.50%, 07/02/19	4,997,575	5,001,723

		32,024,039

TRANSPORTATION: CARGO - 1.8%
American Petroleum Tankers Parent LLC
Term Loan, 4.75%, 10/02/19	540,000	540,675
Commercial Barge Line Co.
First Lien Initial Term Loan, 7.50%, 09/22/19	1,132,163	1,116,595
YRCW Receivables LLC
Term Loan B, 11.25%, 09/30/14	3,684,375	3,744,246

		5,401,516

TRANSPORTATION: CONSUMER - 2.9%
LM U.S. Member LLC (LM U.S. Corp Acquisition Inc.) (Canada) Canadian Term Loan, 5.75%, 10/25/19 (d)	210,116	211,955
First Lien Initial Term Loan, 5.75%, 10/25/19	2,479,369	2,501,063
Sabre Holdings
Term Loan B, 5.25%, 02/19/19	2,247,705	2,265,024
Travelport LLC
Term Loan B, 06/21/19 (b)	2,219,000	2,199,584
U.S. Airways Group, Inc.
Tranch B-1 Term Loan, 05/23/19 (b)	1,234,000	1,221,265

		8,398,891

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
UTILITIES: ELECTRIC - 1.0%
La Frontera
Term Loan, 4.50%, 09/30/20	1,707,000	1,697,407
Panda Sherman Power, LLC
Construction Term Loan
Advances, 9.00%, 09/14/18 (c)	1,200,000	1,227,000

		2,924,407

Total Senior Loans
(Cost $396,067,424)		400,272,183

Corporate Notes and Bonds - 10.4%
BANKING, FINANCE, INSURANCE AND REAL ESTATE - 4.2%
First Data Corp.
12.63%, 01/15/21	10,000,000	10,625,000
GETCO Financing Escrow LLC
8.25%, 06/15/18 (e)	1,667,000	1,583,650

		12,208,650

ENVIRONMENTAL INDUSTRIES - 1.2%
Tervita Corp. (Canada)
8.00%, 11/15/18 (d) (e)	1,000,000	1,006,875
9.75%, 11/01/19 (d) (e)	2,604,000	2,434,740

		3,441,615

HEALTHCARE & PHARMACEUTICALS - 1.1%
VPII Escrow Corp. (Canada)
7.50%, 07/15/21 (b) (d) (e)	3,200,000	3,316,000

HOTEL, GAMING & LEISURE - 1.0%
Diamond Resorts Corp.
12.00%, 08/15/18	2,600,000	2,860,000

	Principal Amount ($)	Value ($)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.7%
Reader’s Digest Association, Inc.
9.50%, 02/15/17 (f) (g)	5,021,000	2,058,610

MEDIA: BROADCASTING & SUBSCRIPTION - 1.9%
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 08/01/23 (d) (e)	5,000,000	4,725,000
Intelsat Luxembourg SA (Luxembourg)
7.75%, 06/01/21 (d) (e)	1,000,000	1,013,750

		5,738,750

METALS & MINING - 0.1%
Murray Energy Corp.
8.63%, 06/15/21 (c) (e)	300,000	301,500

SERVICES: BUSINESS - 0.2%
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (e)	500,000	491,250

Total Corporate Notes and Bonds
(Cost $33,742,625)		30,416,375

Total Investments-146.8%		430,688,558
(Cost of $429,810,049)
Other Assets & Liabilities, Net-5.5%		16,073,418
Loan Outstanding-(41.8)%		(122,704,615)
Series A Preferred Shares-(10.5)%		(30,680,000)

Net Assets (Applicable to Common Shares)-100.0%		293,377,361

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at June 30, 2013. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(d)	Foreign issuer traded in U.S. dollars.
(e)	Securities exempt from registration under Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2013, these securities amounted to $14,872,765 or 5.1% of net assets.
(f)	Non-accrual status.
(g)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2013.

See accompanying Notes to Financial Statements.  |  13

Apollo Tactical Income Fund Inc.

Schedule of Investments

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) - 65.3%
AEROSPACE & DEFENSE - 1.5%
SRA International
Term Loan, 6.50%, 07/20/18	4,000,000	3,985,000

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 14.3%
BATS Global Markets, Inc.
Term Loan, 7.00%, 12/19/18	2,775,000	2,794,078
Duff & Phelps Corp.
Initial Term Loan, 4.50%, 04/23/20	1,838,000	1,844,892
EZE Software Group LLC
Initial First Lien Term Loan, 4.75%, 04/06/20	675,000	677,251
Initial Second Lien Term Loan, 8.75%, 04/05/21	736,000	745,811
First Data Corp.
2018 Dollar Term Loan, 4.19%, 03/23/18	4,000,000	3,909,440
HUB International Limited
Term Loan, 3.71%, 06/13/17	498,750	500,413
ION Trading Technologies S.A.R.L. (Luxembourg)
Second Lien Term Loan, 8.25%, 05/22/21 (b)	1,487,000	1,488,859
Knight Capital
Term Loan B, 11/30/17 (c)	737,000	728,709
Medical Card System, Inc.
Term Loan, 12.00%, 09/17/15 (d)	4,728,407	4,752,049
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17	1,505,263	1,520,316
Moneygram International, Inc.
Term Loan, 4.25%, 03/27/20	5,985,000	6,011,214
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17	1,094,737	1,105,684
National Financial, LLC
Term Loan B, 06/19/20 (c)	5,190,000	5,179,205
Nuveen Investments, Inc.
Tranche B First Lien Term Loan, 4.20%, 05/13/17	2,286,000	2,273,861
RBS Worldpay
Term Loan B, 11/29/19 (c)	490,000	492,911
Sedgwick Claims Management Services, Inc.
Second Lien Term Loan, 12/12/18 (c)	1,169,000	1,179,959
Ship Luxco 3 S.a.r.l. (RBS Worldpay)
Term Loan C, 08/06/19 (c)	960,000	964,598
VFH Parent LLC
Term Loan, 07/08/16 (c)	2,899,750	2,926,935

		39,096,185

BEVERAGE, FOOD & TOBACCO - 0.8%
Arysta LifeScience Corp.
Second Lien Term Loan, 8.25%, 11/30/20	1,028,000	1,015,150

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO (continued)
Arysta LifeScience SPC, LLC
Initial First Lien Term Loan, 4.50%, 05/29/20	1,207,000	1,197,199

		2,212,349

CAPITAL EQUIPMENT - 1.1%
Sensus USA, Inc.
First Lien Term Loan, 4.75%, 05/09/17	2,984,733	2,985,673

CHEMICALS, PLASTICS, & RUBBER - 1.0%
Cyanco Intermediate Corp.
Term Loan, 5.50%, 05/01/20	2,801,337	2,799,586

CONSTRUCTION & BUILDING - 0.9%
American Builders & Contractors Supply Co., Inc.
Term Loan B, 3.50%, 04/16/20	2,410,000	2,397,046

CONSUMER GOODS: NON-DURABLE - 2.3%
Allflex Holdings III
Second Lien Term Loan, 06/07/21 (c)	2,400,000	2,410,512
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	500,000	501,768
Polyconcept
Term Loan, 06/28/19 (c) (d)	3,448,000	3,430,760

		6,343,040

ENERGY: OIL & GAS - 3.3%
BBTS Borrower LP
Term Loan, 7.75%, 06/04/19	2,756,093	2,745,757
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20	1,553,000	1,549,118
Pacific Drilling S.A.
Term Loan, 4.50%, 06/03/18	1,282,000	1,281,840
Sprint Industrial Holdings
First Lien Term Loan, 7.00%, 05/14/19	1,800,000	1,813,500
Total Safety
First Lien Term Loan, 5.75%, 03/13/20 (d)	1,515,203	1,524,673

		8,914,888

ENVIRONMENTAL INDUSTRIES - 1.1%
Tervita Corp. (Canada)
Term Loan, 6.25%, 05/15/18 (b)	2,992,500	2,988,759

FOREST PRODUCTS & PAPER - 0.8%
Caraustar Industries, Inc.
Term Loan, 7.50%, 05/01/19	2,264,000	2,283,810

HEALTHCARE & PHARMACEUTICALS - 3.9%
DJO Finance LLC (ReAble Therapeutics Finance, LLC)
Tranche B Term Loan, 4.75%, 09/15/17	811,920	819,024
Gentiva Health Services, Inc.
Term Loan A1, 6.25%, 08/17/15	2,968,750	2,978,487

14  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
HEALTHCARE & PHARMACEUTICALS (continued)
InVentiv Health, Inc.
Consolidated Term Loan, 7.50%, 08/04/16	446,030	439,340
Kindred Healthcare, Inc.
Term Loan B-1, 4.25%, 06/01/18	1,994,924	1,979,134
Medpace Intermediateco, Inc.
Term Loan B, 5.50%, 06/19/17 (d)	1,911,757	1,921,316
MModal, Inc.
Term Loan B, 7.50%, 08/16/19	958,898	936,728
Steward Health Care System LLC
Term Loan, 6.75%, 04/10/20 (d)	1,528,000	1,539,918

		10,613,947

HIGH TECH INDUSTRIES - 2.2%
SunGard Data Systems, Inc. (Solar Capital Corp.)
Tranche E Term Loan, 4.00%, 03/08/20	5,971,035	5,981,484

HOTEL, GAMING & LEISURE - 3.2%
Centaur Gaming
First Lien Term Loan, 5.25%, 02/20/19	1,000,000	998,750
Second Lien Term Loan, 8.75%, 02/20/20	3,000,000	3,041,250
Peppermill Casinos, Inc.
Term Loan B, 11/09/18 (c)	1,994,987	2,042,368
Warner Music
Delayed Draw Second Lien Term Loan, 07/01/20 (c)	349,183	345,983
Delayed Draw Term Loan, 07/01/20 (c)	2,253,817	2,233,161

		8,661,512

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.9%
Cenveo Corp.
Term Loan B, 6.25%, 02/13/17	530,670	532,164
F&W Media
Term Loan, 06/30/18 (c) (d)	3,200,000	3,120,000
Merrill Communications LLC
Term Loan, 7.25%, 03/08/18	4,179,525	4,205,647

		7,857,811

MEDIA: BROADCASTING & SUBSCRIPTION - 4.4%
Hargray Communications
Term Loan B, 06/25/19 (c)	2,299,000	2,296,126
New Wave Communications
Term Loan 1, 04/30/20 (c) (d)	893,000	897,465
Term Loan 2, 10/30/20 (c) (d)	783,000	794,745
TWCC Holding Corp.
Second Lien Term Loan, 06/26/20 (c)	4,120,000	4,161,200
Univision Communications, Inc.
2013 Converted Extended First Lien Term Loan, 4.50%, 03/01/20	1,995,000	1,980,038

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)
2013 New First Lien Term Loan, 4.50%, 03/01/20	1,995,000	1,978,372

		12,107,946

METALS & MINING - 1.6%
Herff Jones
Term Loan B, 06/24/19 (c)	3,810,622	3,801,095
Murray Energy Corp.
Term Loan, 4.75%, 05/24/19	500,000	498,125

		4,299,220

RETAIL - 0.9%
J.C. Penney Co.
Term Loan, 6.00%, 05/22/18	2,479,000	2,486,958

SERVICES: BUSINESS - 7.9%
Applied Systems, Inc.
Second Lien Term Loan, 8.25%, 06/08/17	3,000,000	3,024,390
Custom Ecology
Term Loan, 06/26/19 (c) (d)	2,545,000	2,538,638
Infogroup, Inc.
Term Loan B, 05/26/18 (c) (d)	2,401,802	2,188,642
Lineage Logistics, LLC
Term Loan, 4.50%, 04/26/19	1,295,000	1,294,463
Onex Carestream Finance LP
First Lien 2013 Term Loan, 5.00%, 06/07/19	2,673,000	2,648,355
Second Lien Term Loan, 9.50%, 12/05/19	3,000,000	2,955,000
Sutherland Global (Cayman Islands)
Term Loan, 7.25%, 03/06/19 (b) (d)	1,838,315	1,842,911
Sutherland Global Services, Inc.
U.S. Tranche Term Loan, 7.25%, 03/06/19 (d)	4,070,555	4,080,731
Trinet Group
Term Loan A, 4.78%, 10/24/17 (d)	478,880	477,084
Trinet HR Corp. (SOI Holdings, Inc.)
Term Loan B, 6.50%, 10/24/18	483,786	484,390

		21,534,604

SERVICES: CONSUMER - 1.3%
Laureate Education, Inc.
Series 2018 Extended Term Loan, 5.25%, 06/15/18	3,453,303	3,436,054

TELECOMMUNICATIONS - 6.3%
Avaya, Inc.
Term Loan B-5, 8.00%, 03/31/18	3,976,925	3,739,383
Global Tel*Link
Term Loan, 5.00%, 05/23/20	1,113,000	1,110,913
Grande Communications Networks LLC
Term Loan B, 05/29/20 (c)	2,456,019	2,448,344

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans (a) (continued)
TELECOMMUNICATIONS (continued)
LTS Buyer LLC (Sidera Networks, Inc.)
First Lien Term Loan B, 4.50%, 04/13/20	1,419,000	1,412,799
Second Lien Term Loan, 8.00%, 04/12/21	1,444,000	1,451,220
Securus Technologies Holdings, Inc.
Initial First Lien Term Loan, 4.75%, 04/30/20	1,584,000	1,575,589
Term Loan 2, 9.00%, 04/30/21	2,800,000	2,813,132
U.S. TelePacific Corp.
Term Loan, 5.75%, 02/23/17	2,529,169	2,526,008

		17,077,388

TRANSPORTATION: CARGO - 0.6%
Commercial Barge Line Co.
Initial First Lien Term Loan, 7.50%, 09/22/19	1,697,745	1,674,401

TRANSPORTATION: CONSUMER - 2.4%
Sabre Holdings
Term Loan B, 5.25%, 02/19/19	1,990,000	2,005,333
Travelport LLC
Term Loan B, 06/21/19 (c)	4,740,000	4,698,525

		6,703,858

UTILITIES: ELECTRIC - 0.6%
La Frontera
Term Loan, 4.50%, 09/30/20	1,707,000	1,697,407

Total Senior Loans
(Cost $177,383,636)		178,138,926

Corporate Notes and Bonds - 63.0%
AEROSPACE & DEFENSE - 3.0%
DynCorp International, Inc.
10.38%, 07/01/17	8,000,000	8,080,000

BANKING, FINANCE, INSURANCE AND REAL ESTATE - 9.6%
First Data Corp.
10.63%, 06/15/21 (e)	5,000,000	4,962,500
11.25%, 01/15/21 (e)	1,800,000	1,804,500
GETCO Financing Escrow, LLC
8.25%, 06/15/18 (e)	5,667,000	5,383,650
Jefferies Finance, LLC/JFIN Co-Issuer Corp.
7.38%, 04/01/20 (e)	5,500,000	5,362,500
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (d)	3,860,000	3,724,900
SquareTwo Financial Corp.
11.63%, 04/01/17	4,782,000	4,925,460

		26,163,510

	Principal Amount ($)	Value ($)

BEVERAGE, FOOD & TOBACCO - 4.5%
Chiquita Brands International, Inc. (Chiquita Brands, LLC)
7.88%, 02/01/21 (e)	5,400,000	5,670,000
Land O’Lakes Capital Trust I
7.45%, 03/15/28 (e)	6,719,000	6,651,810

		12,321,810

CHEMICALS, PLASTICS, & RUBBER - 7.7%
Magnetation LLC/Mag Finance Corp.
11.00%, 05/15/18 (e)	3,600,000	3,546,000
PetroLogistics LP/PetroLogistics Finance Corp.
6.25%, 04/01/20 (e)	2,354,000	2,318,690
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp.
6.50%, 04/15/21 (e)	5,000,000	4,968,750
TPC Group, Inc.
8.75%, 12/15/20 (e)	10,000,000	10,275,000

		21,108,440

CONSUMER GOODS: NON-DURABLE - 1.9%
American Greetings Corp.
7.38%, 12/01/21	5,000,000	5,050,000

ENERGY: OIL & GAS - 7.1%
LBC Tank Terminals Holding Netherlands BV (Belgium)
6.88%, 05/15/23 (b) (e)	5,000,000	5,037,500
Sidewinder Drilling, Inc.
9.75%, 11/15/19 (e)	8,000,000	8,140,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.50%, 07/01/21 (e)	5,000,000	5,100,000
Western Refining, Inc.
6.25%, 04/01/21 (e)	1,000,000	980,000

		19,257,500

ENVIRONMENTAL INDUSTRIES - 2.0%
Tervita Corp. (Canada)
8.00%, 11/15/18 (b) (e)	2,000,000	2,013,750
9.75%, 11/01/19 (b) (e)	3,800,000	3,553,000

		5,566,750

HEALTHCARE & PHARMACEUTICALS - 6.8%
Gentiva Health Services, Inc.
11.50%, 09/01/18	8,000,000	8,280,000
Inventiv Health, Inc.
10.75%, 08/15/18 (e)	1,255,000	1,054,200
11.00%, 08/15/18 (e)	7,000,000	5,880,000
VPII Escrow Corp. (Canada)
07/15/21 (b) (c) (e)	3,200,000	3,316,000

		18,530,200

HOTEL, GAMING & LEISURE - 1.3%
Diamond Resorts Corp.
08/15/18 (c)	3,122,000	3,434,200

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments   (continued)

June 30, 2013 (unaudited)

	Principal Amount ($)	Value ($)

Corporate Notes and Bonds (continued)
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.8%
Cenveo Corp.
8.88%, 02/01/18	8,000,000	7,760,000

MEDIA: BROADCASTING & SUBSCRIPTION - 3.4%
Intelsat Jackson Holdings SA (Luxembourg)
5.50%, 08/01/23 (b) (e)	5,000,000	4,725,000
Nara Cable Funding Ltd. (Ireland)
8.88%, 12/01/18 (b) (e)	2,625,000	2,743,125
Ono Finance II PLC (Ireland)
10.88%, 07/15/19 (b) (e)	1,800,000	1,881,000

		9,349,125

METALS & MINING - 4.2%
FQM Akubra, Inc. (Canada)
8.75%, 06/01/20 (b) (e)	3,003,000	3,085,582
Molycorp, Inc.
10.00%, 06/01/20	8,000,000	7,800,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.
7.38%, 02/01/20 (e)	606,000	621,150

		11,506,732

SERVICES: BUSINESS - 1.6%
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (e)	4,500,000	4,421,250

SERVICES: CONSUMER - 5.0%
Landry’s, Inc.
9.38%, 05/01/20 (e)	4,000,000	4,240,000
StoneMor Partners LP/Cornerstone Family Services of West Virginia
7.88%, 06/01/21 (e)	9,421,000	9,279,685

		13,519,685

TELECOMMUNICATIONS - 2.1%
Avaya, Inc.
9.00%, 04/01/19 (e)	6,000,000	5,790,000

Total Corporate Notes and Bonds
(Cost $175,324,483)		171,859,202

Asset-Backed Securities (f) - 13.1%
ARES CLO Ltd. (Cayman Islands)
Series 2012-2X, Class E, 6.08%, 10/12/23 (b) (d) (g)	5,000,000	4,873,550
Atlas Senior Loan Fund Ltd. (Cayman Islands)
Series 2012-1A, Class B2L, 6.53%, 08/15/24 (b) (d) (e) (g)	2,000,000	1,935,800

	Principal Amount ($)	Value ($)

Series 2012-1A, Class B3L, 7.78%, 08/15/24 (b) (d) (e) (g)	5,000,000	4,875,000
Avalon IV Capital Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.38%, 04/17/23 (b) (d) (e) (g)	4,500,000	4,384,125
Battalion CLO III Ltd. (Cayman Islands)
Series 2012-3A, Class D, 5.61%, 01/18/25 (b) (d) (e) (g)	1,650,000	1,494,735
CECLO LP (Cayman Islands)
Series 2012-16X, Class D, 6.27%, 08/01/24 (b) (d) (g)	2,000,000	1,904,500
Cent CLO 17 (Cayman Islands)
Series 2013-17A, Class D, 6.29%, 01/30/25 (b) (d) (e) (g)	4,000,000	3,812,000
CIFC Funding 2012-I Ltd. (Cayman Islands)
Series 2012-1X, Class B2L, 08/14/24 (b) (c) (d) (g)	2,000,000	1,996,250
CIFC Funding Ltd. (Cayman Islands)
Series 2012-2X, Class B2L, 6.27%, 12/05/24 (b) (d) (g)	3,000,000	2,832,900
Dryden XXIV Senior Loan Fund (Cayman Islands)
Series 2012-24A, Class E, Collateralized Loan Obligation,
6.17%, 11/15/23 (b) (d) (e) (g)	1,000,000	948,797
JFIN CLO 2012 Ltd. (Cayman Islands)
Series 2012-1A, Class D, 5.78%, 07/20/23 (b) (d) (e) (g)	3,000,000	2,788,170
Marea CLO Ltd. (Cayman Islands)
Series 2012-1A, Class E, 6.38%, 10/16/23 (b) (d) (e) (g)	4,000,000	3,902,120

Total Asset-Backed Securities
(Cost $36,347,612)		35,747,947

Total Investments-141.4%		385,746,075
(Cost of $389,055,731)
Other Assets & Liabilities,
Net-9.2%		25,118,039
Loan Outstanding-(50.6)%		(138,000,000)

Net Assets -100.0%		272,864,114

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at June 30, 2013. Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments  (continued)

June 30, 2013 (unaudited)

(b)	Foreign issuer traded in U.S. dollars.
(c)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(d)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(e)	Securities exempt from registration under Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2013, these securities amounted to $146,945,389 or 53.9% of net assets.
(f)	Asset-backed securities include CLOs. A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (i) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.
(g)	Floating rate asset. The interest rate shown reflects the rate in effect at June 30, 2013.

18  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

June 30, 2013 (unaudited)

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $429,810,049 and $389,055,731, respectively)	$430,688,558	$385,746,075
Cash and cash equivalents	20,533,469	26,366,286
Interest receivable	2,192,703	4,483,293
Receivable for investment securities sold	42,048,784	54,840,733
Deferred financing costs	612,022	113,440
Prepaid expenses	234,148	221,802

Total Assets	$496,309,684	$471,771,629

Liabilities:

Borrowings under credit facility (Note 8)	$122,704,615	$138,000,000
Payable for investment securities purchased	47,928,571	59,783,386
Interest payable	521,892	227,468
Distributions payable to common shareholders	16	105,636
Investment advisory fee payable	368,227	332,674
Accumulated distribution payable to preferred shareholders	169,266	—
Other payables and accrued expenses due to affiliates	243,699	59,219
Other payables and accrued expenses	316,037	399,132

Total Liabilities	172,252,323	198,907,515

Net Assets including Series A Preferred Shares	$324,057,361	$272,864,114

Series A Preferred Shares
($0.001 par value, 1,534 authorized and issued with liquidation preference of $20,000 per share)	$ 30,680,000	$—

Net Assets (Applicable to Common Shareholders)	$293,377,361	$272,864,114

Net Assets Consist of:

Par value of common shares ($0.001 par value, 999,998,466 and 1,000,000,000 shares authorized, respectively, and 15,567,291 and 14,464,026 issued and outstanding, respectively) (Note 6)	$ 15,567	$14,464
Paid-in capital in excess of par value of common shares	296,619,739	275,670,081
Undistributed net investment income	1,717,230	772,068
Accumulated net realized loss from investments	(5,853,684)	(282,843)
Net unrealized appreciation/(depreciation) on investments	878,509	(3,309,656)

Net Assets (Applicable to Common Shareholders)	$293,377,361	$272,864,114

Number of Common Shares outstanding	15,567,291	14,464,026
Net Asset Value, per Common Share	$ 18.85	$18.87

See accompanying Notes to Financial Statements.  |  19

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Period Ended June 30, 2013 (unaudited)

	Apollo Senior Floating Rate Fund Inc.*	Apollo Tactical Income Fund Inc.**
Investment Income:

Interest	$15,264,647	$5,969,199

Total Investment Income	15,264,647	5,969,199

Expenses:

Investment advisory fee (Note 3)	2,227,635	1,079,184
Interest and commitment fee expense (Note 8)	1,045,841	240,639
Audit and legal fees	228,486	193,314
Administrative services of the Adviser (Note 3)	271,104	215,851
Insurance expense	219,697	125,017
Amortization of deferred financing costs (Note 8)	171,095	11,088
Board of Directors fees (Note 3)	43,338	35,554
Other operating expenses (Note 3)	206,682	170,767

Total Expenses	4,413,878	2,071,414
Expense reimbursement waived by Adviser (Note 3)	—	(258,865)

Net Expenses	4,413,878	1,812,549

Net Investment Income	10,850,769	4,156,650

Net Realized and Unrealized Gain/(Loss) on investments

Net realized loss on investments	(4,791,351)	(282,843)
Net change in unrealized appreciation/(depreciation) on investments	5,927,574	(3,309,656)

Net realized and unrealized gain/(loss) on investments	1,136,223	(3,592,499)

Distributions to Preferred Shareholders:

From net investment income	(338,619)	—

Net increase in net assets, available to common shareholders, resulting from operations	$11,648,373	$564,151

*	For the six months ended June 30, 2013.
**	For the period from February 25, 2013 (commencement of operations) to June 30, 2013.

20  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase in Net Assets:

From Operations

Net investment income	$10,850,769	$ 21,470,829
Net realized loss on investments	(4,791,351)	(1,019,683)
Net change in unrealized appreciation on investments	5,927,574	17,887,503
Distributions to preferred shareholders	(338,619)	(738,358)

Net increase in net assets from operations	11,648,373	37,600,291

Distributions to Common Shareholders

From net investment income	(9,794,347)	(21,312,205)
From realized gain on investments	—	(137,220)*

Total distributions to common shareholders	(9,794,347)	(21,449,425)

Capital Transactions from Common Shares

Reinvestment of dividends	701,391	1,021,185

Net increase in net assets from share transactions	701,391	1,021,185

Total increase in net assets	$2,555,417	$ 17,172,051

Net Assets Applicable to Common Shares

Beginning of period	290,821,944	273,649,893

End of period	$293,377,361	$290,821,944

Undistributed net investment income	$1,717,230	$ 999,427

*	Amount stated reflects the nature of the underlying short-term investment transactions.

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Statement of Changes in Net Assets

Period Ended June 30, 2013* (unaudited)

Increase in Net Assets:

From Operations

Net investment income	$ 4,156,650
Net realized loss on investments	(282,843)
Net change in unrealized depreciation on investments	(3,309,656)

Net increase in net assets from operations	564,151

Distributions to Common Shareholders

From net investment income	(3,384,582)

Total distributions to common shareholders	(3,384,582)

Capital Transactions from Common Shares

Proceeds from sale of common shares	276,162,889
Offering costs (Note 6)	(578,352)

Net increase in net assets from share transactions	275,584,537

Total increase in net assets	$272,764,106

Net Assets Applicable to Common Shares

Beginning of period	100,008 **

End of period	$272,864,114

Undistributed net investment income	$ 772,068

*	For the period from February 25, 2013 (commencement of operations) to June 30, 2013.
**	Represents initial seed capital invested by Apollo Credit Management, LLC.

22  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2013 (unaudited)

Cash Flows From Operating Activities

Net increase in net assets from operations excluding distributions to preferred shareholders	$11,986,992

Adjustments to Reconcile Net Increase in Net Assets from Operations Excluding Distributions to Preferred Shareholders to Net Cash Flows Provided by Operating Activities
Net realized loss on investments	4,791,351
Net change in unrealized appreciation on investments	(5,927,574)
Net amortization/(accretion) of premium/(discount)	(422,992)
Purchase of investment securities	(178,826,913)
Proceeds from disposition of investment securities	168,420,317
Amortization of deferred financing costs	171,095
Changes in operating assets and liabilities
Decrease in interest receivable	929,614
Increase in prepaid expenses	(194,887)
Decrease in interest payable	(30,084)
Decrease in investment advisory fee payable	(7,820)
Decrease in other payables and accrued expenses due to affiliates	(103,931)
Decrease in directors fees payable	(22,750)
Increase in other payables and accrued expenses	52,043

Net cash flows provided by operating activities	814,461

Cash Flows From Financing Activities
Distributions paid to common shareholders	(9,092,940)
Distributions paid to preferred shareholders	(346,567)

Net cash flows used in financing activities	(9,439,507)

Net decrease in cash and cash equivalents	(8,625,046)

Cash and cash equivalents, beginning of period	29,158,515

Cash and cash equivalents, end of period	$20,533,469

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$1,075,925

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$701,391

See accompanying Notes to Financial Statements.  |  23

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Period from February 25, 2013 (commencement of operations) to June 30, 2013 (unaudited)

Cash Flows From Operating Activities

Net increase in net assets from operations	$564,151

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Used in Operating Activities
Net realized loss on investments	282,843
Net change in unrealized depreciation on investments	3,309,656
Net amortization/(accretion) of premium/(discount)	(26,690)
Purchase of investment securities	(464,336,242)
Proceeds from disposition of investment securities	79,967,012
Amortization of deferred financing costs	11,088
Changes in operating assets and liabilities
Increase in interest receivable	(4,483,293)
Increase in prepaid expenses	(221,802)
Increase in interest payable	227,468
Increase in investment advisory fee payable	332,674
Increase in other payables and accrued expenses due to affiliates	59,219
Increase in other payables and accrued expenses	399,132

Net cash flows used in operating activities	(383,914,784)

Cash Flows From Financing Activities
Proceeds from borrowings under the credit facility	138,000,000
Deferred financing costs	(124,528)
Proceeds from capital stock issued	276,262,897
Offering costs	(578,352)
Distributions paid to common shareholders	(3,278,947)

Net cash flows provided by financing activities	410,281,070

Net increase in cash and cash equivalents	26,366,286

Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$26,366,286

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$13,171

Supplemental Disclosure of Non-Cash Financing Activity
Value of common shares issued as reinvestment of dividends to common shareholders	$—

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012	For the Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$18.73	$ 17.68	$ 19.10(b)
Income from Investment Operations:
Net investment income	0.70	1.39	1.00
Net realized and unrealized gain/(loss) on investments	0.07	1.10	(1.46)
Distributions from net investment income to preferred shareholders	(0.02)	(0.05)	(0.02)

Total from investment operations	0.75	2.44	(0.48)
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.63)	(1.38)	(0.88)
Net realized gain on investments	—	(0.01)	(0.02)

Total distributions paid to Common Shareholders	(0.63)	(1.39)	(0.90)
Common Share offering charges to paid-in capital	—	—	(0.04)
Net Asset Value, End of Period	$18.85	$ 18.73	$ 17.68
Market Value, End of Period	$19.66	$ 18.77	$ 16.01
Total return based on net asset value(c)	4.01%(d)	14.23%	(2.43)%(d)
Total return based on market value(c)	8.25%(d)	26.41%	(15.62)%(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	3.01%(e)	3.21%	2.99%(e)
Ratio of net expenses to average net assets	3.01%(e)	3.18%	2.88%(e)
Ratio of net investment income to average net assets(f)	7.40%(e)	7.51%	6.49%(e)
Ratio of net investment income to average net assets net of distributions to Series A Preferred Shareholders	7.17%(e)	7.25%	6.33%(e)
Supplemental Data:
Portfolio turnover rate	43.6%(d)	66.6%	41.5%(d)
Net assets at end of period (000’s)	$293,377	$290,822	$273,650
Senior Securities:
Total Series A Preferred Shares outstanding	1,534	1,534	1,534
Liquidation and market value per Series A Preferred Shares	$20,000	$ 20,000	$ 20,000
Asset coverage per share(g)	$291,240	$289,574	$278,380
Loan outstanding (in 000’s)	$122,705	$122,705	$122,705
Asset coverage per $1,000 of loan outstanding(h)	$3,641	$ 3,620	$ 3,480

(a)	From February 23, 2011 (commencement of operations) to December 31, 2011.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Net investment income ratio does not reflect payment to preferred shareholders.
(g)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the number of Series A Preferred Shares outstanding.

(h)

Calculated by subtracting the Fund’s total liabilities (not including the Series A Preferred Shares and borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  25

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share outstanding throughout the period

Common Shares Per Share Operating Performance:	For the Period Ended June 30, 2013(a) (unaudited)
Net Asset Value, Beginning of Period	$ 19.10(b)
Income from Investment Operations:
Net investment income	0.28
Net realized and unrealized loss on investments	(0.24)

Total from investment operations	0.04
Less Distributions Paid to Common Shareholders from:
Net investment income	(0.23)

Total distributions paid to Common Shareholders	(0.23)

Common share offering charges to paid-in capital	(0.04)

Net Asset Value, End of Period	$ 18.87
Market Value, End of Period	$ 18.08
Total return based on net asset value(c)	0.08%(d)
Total return based on market value(c)	(8.43)%(d)
Ratios to Average Net Assets available to Common Shareholders:
Ratio of total expenses to average net assets	2.23%(e)
Ratio of net expenses to average net assets	1.95%(e)
Ratio of net investment income to average net assets	4.48%(e)
Supplemental Data:
Portfolio turnover rate	40.8%(d)
Net assets at end of period (000’s)	$272,864
Senior Securities:
Loan outstanding (in 000’s)	$138,000
Asset coverage per $1,000 of loan outstanding(f)	$ 2,977

(a)	From February 25, 2013 (commencement of operations) to June 30, 2013.
(b)	Net of sales load of $0.90 per share of initial offering.
(c)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(d)	Not annualized.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

26  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

June 30, 2013 (unaudited)

Note 1. Organization and Operations

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, collectively, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as closed-end, non-diversified management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to the organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, LLC (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT will seek to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF will seek to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high-yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations, collateralized loan obligations and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

The Funds are classified as “non-diversified” under the Investment Company Act. As a result, each Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Each Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Note 2. Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and these differences could be material.

Semi-Annual Report  |  27

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Fund Valuation

The Funds’ net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean price provided by a nationally recognized security pricing service or broker. Securities and assets for which market quotations are not readily available, or for which the valuations provided by the primary pricing sources are believed to be unreliable, are valued at fair value pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Senior Loans, corporate notes and bonds and collateralized loan obligations are priced based on valuations provided by an approved independent third-party pricing service or broker, if available. If a price is not available from an independent third-party pricing service or broker, or if the price provided by the independent third-party pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. These procedures can, but are not obligated to, take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities, (iv) whether any dealer quotations for the security are available and considered reliable and (v) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1  —  Quoted unadjusted prices for identical instruments in active markets to which the Funds have access at the date of measurement;

Level 2  —  Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3  —  Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market.

28  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

The valuation techniques used by the Funds to measure fair value at June 30, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. All investments at June 30, 2013 were valued using prices provided by an approved third party pricing service and/or broker quotes. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the levels of the Funds’ fair value hierarchy as of June 30, 2013 are as follows:

Apollo Senior Floating Rate Fund Inc.

Assets in Fair Value Hierarchy:	Total Value at June 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Cash and Cash Equivalents	$20,533,469	$20,533,469	$—	$—
Senior Loans	400,272,183	—	340,599,223	59,672,960
Corporate Notes and Bonds	30,416,375	—	30,114,875	301,500

Total Assets	$451,222,027	$20,533,469	$370,714,098	$59,974,460

AFT did not have any liabilities that were measured at fair value at June 30, 2013. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2013:

	Total Fair Value	Senior Loans	Corporate Notes and Bonds
Fair Value, beginning of period	$56,173,954	$50,723,074	$ 5,450,880
Purchases	33,377,320	33,077,320	300,000
Sales	(12,386,761)	(9,926,761)	(2,460,000)
Accrued discounts/(premiums)	65,776	64,252	1,524
Total net realized (loss)/gain	(404,165)	135,835	(540,000)
Change in net unrealized appreciation/(depreciation)	758,374	774,538	(16,164)
Transfers into Level 3	8,030,352	8,030,352	—
Transfers out of Level 3	(25,640,390)	(23,205,650)	(2,434,740)

Fair Value, end of period	$59,974,460	$59,672,960	$ 301,500

Investments were transferred in and out of Level 3 and in and out of Level 2 during the period ended June 30, 2013 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser. Net change in unrealized appreciation attributable to Level 3 investments still held at June 30, 2013 was $839,804 for AFT.

Apollo Tactical Income Fund Inc.

Assets in Fair Value Hierarchy:	Total Value at June 30, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Cash and Cash Equivalents	$26,366,286	$26,366,286	$—	$—
Senior Loans	178,138,926	—	149,029,994	29,108,932
Corporate Notes and Bonds	171,859,202	—	168,134,302	3,724,900
Asset-Backed Securities	35,747,947	—	—	35,747,947

Total Assets	$412,112,361	$26,366,286	$317,164,296	$68,581,779

Semi-Annual Report  |  29

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

AIF did not have any liabilities that were measured at fair value at June 30, 2013. The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of June 30, 2013:

	Total		Corporate Notes	Asset-Backed
	Fair Value	Senior Loans	and Bonds	Securities
Fair Value, beginning of period	$—	$—	$ —	$—
Purchases	69,127,957	28,786,757	4,008,700	36,332,500
Sales	(150,184)	(150,184)	—	—
Accrued discounts/(premiums)	18,882	5,211	(1,442)	15,113
Total net realized gains/ (losses)	1,470	1,470	—	—
Total net unrealized (depreciation)/appreciation	(416,346)	465,678	(282,358)	(599,666)

Fair Value, end of period	$68,581,779	$29,108,932	$3,724,900	$35,747,947

There were no investments transferred in or out of Level 3 or Level 2 for the period ended June 30, 2013. Net change in unrealized depreciation attributable to Level 3 investments still held at June 30, 2013 was $416,346 for AIF.

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days. As of June 30, 2013, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximate the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the gains or losses on investment securities are the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest income is recorded on the accrual basis and includes the accretion of original issue discount and amortization of premiums where applicable.

U.S. Federal Income Tax Status

The Funds intend to qualify each year as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2012, AFT recorded a U.S. Federal excise tax provision of $16,643. In 2012, it was deemed prudent for cash management purposes for AFT to pay a nominal excise tax which equated to $0.001 per common share. No federal income tax or excise tax provision is required for the period ended June 30, 2013.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have

30  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remain open for the years ended December 31, 2011 and 2012.

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds. The Funds intend to pay any capital gains distributions at least annually. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratio. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

New Pronouncements

In December 2011, the Financial Accounting Standards Board, (the “FASB”) issued amended guidance which will enhance disclosures required by U.S. GAAP by requiring improved information about financial instruments and derivative instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. An entity is required to apply the amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. An entity should provide the disclosures required by those amendments retrospectively for all comparative periods presented. Fund management believes that the adoption of this guidance did not have an impact on the Funds’ financial statements.

In June 2013, the FASB issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics while allowing judgment in assessing certain typical characteristics. The fundamental characteristics that an investment company is required to have include the following: (1) it obtains funds from one or more investors and provides the investor(s) with investment management services; (2) it commits to its investor(s) that its business purpose and only substantive activities are investing the funds solely for returns from capital appreciation, investment income or both; and (3) it does not obtain returns or benefits from an investee or its affiliates that are not normally attributable to ownership interests. The typical characteristics of an investment company that an entity should consider before concluding whether it is an investment company include the following: (1) it has more than one investment; (2) it has more than one investor; (3) it has investors that are not related parties of the parent or the investment manager; (4) it has ownership interests in the form of equity or partnership interests; and (5) it manages substantially all of its investments on a fair value basis. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. Earlier application is prohibited. Fund management believes that the adoption of this guidance will not have an impact on the Funds’ financial statements.

Semi-Annual Report  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds (the “Investment Advisory Agreement”). For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the period ended June 30, 2013, the Adviser earned fees of $2,227,635 and $1,079,184 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and record keeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the period ended June 30, 2013, the Adviser provided services under these agreements totaling $271,104 and $215,851 for AFT and AIF, respectively, exclusive of amounts waived by the Adviser for reimbursement which is shown in the Statements of Operations as administrative services of the Adviser. Included in this amount is $68,591 and $63,032 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser waived the right to expense reimbursements and investment advisory fees totaling $0 and $258,865 for AFT and AIF, respectively, for the period ended June 30, 2013.

Each Fund has also entered into an Administration and Accounting Services Agreements (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”). Under the Administration Agreements, BNYMIS provides certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. The Funds pay BNYMIS for these services. The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ custodian. BNYMIS serves as the Funds’ transfer agent. BNY Mellon and BNYMIS provided services totaling $139,005 and $115,971 for AFT and AIF, respectively, during the period ended June 30, 2013 which are included in the Statements of Operations in other operating expenses.

Board of Directors Fees

On an annual basis, AFT and AIF pay to each member of the Board who is not an “interested person” (as defined in the Investment Company Act) an annual retainer of $12,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $3,000 per year from each Fund. The Funds also reimbursed independent Board members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations for the period ended June 30, 2013 is $43,338 and $35,554 of expenses related to the Board for AFT and AIF, respectively.

32  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Note 4. Investment Transactions

For the period ended June 30, 2013, the cost of purchases and proceeds from sales of securities, were as follows:

	Cost of Investments Purchased	Proceeds from Investments Sold
Apollo Senior Floating Rate Fund Inc.	$192,086,934	$188,141,491
Apollo Tactical Income Fund Inc.	524,374,791	135,062,907

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, or registered under the Securities Exchange Act of 1934, as amended. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are generally not registered under the Securities Act of 1933 and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedule of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to

Semi-Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high-yield bonds (i.e., “junk bonds”). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the market place.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as collateralized debt obligations, collateralized loan obligations (“CLOs”) and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured

34  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Fund as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Market

Global capital markets have exhibited a material amount of volatility during the first half of 2013. Strong performance early in the year gave way to volatility brought about by fears and uncertainty over the pace and impact tapering of the Fed’s quantitative easing program could have on the fragile U.S. economic expansion. Longer term, serious financial and liquidity problems remain in Europe and elsewhere in the world. Should the economic outlook in Europe or the U.S. worsen, this and other events could impact the money market, long-term or short-term fixed income markets, foreign exchange markets, commodities markets and equity markets. Adverse consequences could extend to the issuers of the securities and other instruments held by the Funds and, as a result, could materially and adversely affect returns on the Funds’ investments, the ability of issuers to continue to pay their debt service or refinance and repay their loans or other liabilities as they become due and the Funds’ ability to continue to acquire targeted assets on attractive terms. While it is not possible to precisely predict such events and their longer-term impact on the financial markets and the participants therein, they could be material and adverse to the Funds.

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Six Months Ended June 30, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Common shares outstanding - Beginning of Period	15,530,498	$295,933,915	15,476,056	$294,933,046
Common shares issued as reinvestment of dividends	36,793	701,391	54,442	1,021,185
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(20,316)

Common shares outstanding - End of Period	15,567,291	$296,635,306	15,530,498	$295,933,915

Apollo Tactical Income Fund Inc.

	Period Ended June 30, 2013*
	Shares	Amount
Common shares outstanding - Beginning of Period	5,236	$ 100,008
Common shares issued in connection with initial public offering	14,458,790	276,162,889	**
Offering costs	—	(578,352)

Common shares outstanding - End of Period	14,464,026	$275,684,545

* AIF commenced investment operations on February 25, 2013.

** Net of sales load totaling $13,012,911.

Offering costs were paid by AIF up to $0.04 per common share which totaled $578,352 and was recorded as a reduction of the proceeds from the sale of common shares. The Adviser paid all of AIF’s organizational expenses and AIF’s offering expenses (other than the sales load) in excess of $0.04 per share. Additionally, in connection with the initial public offering, the underwriters received a front-end sales charge (sales load) of $0.90 per share or $13,012,911, which were paid by AIF out of the proceeds.

Semi-Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

See the tables below for details regarding dividends declared on common shares with a record date of January 1, 2013 or later through the date of this report:

 Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
November 9, 2012	January 16, 2013	January 18, 2013	January 31, 2013	$0.105	$1,630,702	$1,496,613	$134,089
November 9, 2012	February 13, 2013	February 15, 2013	February 28, 2013	$0.105	1,631,442	1,508,233	123,209
February 13, 2013	March 14, 2013	March 18, 2013	March 28, 2013	$0.105	1,632,123	1,514,676	117,447
March 26, 2013	April 16, 2013	April 18, 2013	April 30, 2013	$0.105	1,632,762	1,523,470	109,292
April 22, 2013	May 16, 2013	May 20, 2013	May 31, 2013	$0.105	1,633,360	1,525,143	108,217
May 14, 2013	June 14, 2013	June 18, 2013	June 28, 2013	$0.105	1,633,958	1,524,821	109,137
June 27, 2013	July 17, 2013	July 19, 2013	July 31, 2013	$0.105	1,634,566	1,524,808	109,758
July 30, 2013	August 16, 2013	August 20, 2013	August 30, 2013	$0.105	1,635,171
August 19, 2013	September 16, 2013	September 18, 2013	September 30, 2013	$0.101
Apollo Tactical Income Fund Inc.
Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued
April 22, 2013	May 16, 2013	May 20, 2013	May 31, 2013	$0.117	$1,692,291	$1,692,291	$—
May 14, 2013	June 14, 2013	June 18, 2013	June 28, 2013	$0.117	1,692,291	1,692,291	—
June 27, 2013	July 17, 2013	July 19, 2013	July 31, 2013	$0.117	1,692,291	1,692,291	—
July 30, 2013	August 16, 2013	August 20, 2013	August 30, 2013	$0.117	1,692,291
August 19, 2013	September 16, 2013	September 18, 2013	September 30, 2013	$0.117

 Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the fiscal year ended December 31, 2012 and the fiscal period ended December 31, 2011 for AFT was as follows:

Distributions paid from Ordinary Income: *	2012	2011
Common Shareholders	$21,449,425	$13,926,347
Preferred Shareholders	738,358	382,491

Total Distributions	$22,187,783	$14,308,838

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2012, the most recent tax year end, the components of distributable earnings on a tax basis for AFT were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses
$999,427	$—	$(5,089,583)	$(1,021,815)

* Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

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Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Under federal tax law, qualified late year ordinary and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2012, AFT incurred a late year long-term capital loss deferral of $804,135.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2012, the most recent year end, AFT had net long-term capital loss carryforwards of $217,680 which may be carried forward for an unlimited period.

Unrealized appreciation (depreciation) and basis of investments for U.S. federal income tax purposes at June 30, 2013 was:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$429,810,049	$389,055,731

Unrealized appreciation	$5,777,970	$2,072,778
Unrealized depreciation	(4,899,461)	(5,382,434)

Net unrealized appreciation/(depreciation)	$878,509	$(3,309,656)

Note 8. Credit Agreement and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Funds return on the underlying investments. The Funds’ leveraging strategy may not be successful.

On March 24, 2011, AFT entered into a credit agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and Wells Fargo Securities LLC, as administrative agent. Additionally, AFT issued shares of AFT’s Series A Preferred Stock (the “Preferred Shares”) to Wells Fargo. The loan under the credit agreement must be repaid in full and the outstanding Preferred Shares must be repurchased no later than March 24, 2015. On August 16, 2011, AFT and Wells Fargo entered into an amendment to the credit agreement to amend the definition of “Total Maximum Commitment” to adjust the allocation of the loan under the credit agreement and aggregate liquidation preference of outstanding shares of preferred stock from 87% and 13% to 80% and 20%, respectively. In connection with the foregoing adjustment, Wells Fargo granted a waiver under the credit agreement to permit a voluntary prepayment of the loan by AFT of $10,740,000. Concurrently with the entry into the amendment described above, the Fund issued 537 shares of its Series A Preferred Stock to Wells Fargo with an aggregate liquidation preference of $10,740,000. As of June 30, 2013, AFT has $122,704,615 outstanding under the credit agreement. The loans generally bear interest at a rate of three-month LIBOR plus 1.40%. The average daily loan balance outstanding on days where borrowings existed was $122,704,615, the weighted average annual interest rate was 1.70% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $1,045,841. AFT is authorized to issue up to 1,534 Preferred Shares. At June 30, 2013, 1,534 Preferred Shares were issued and outstanding with an aggregate liquidation preference of $30,680,000. The Preferred Shares generally are entitled to quarterly dividends at a floating rate of 1.90% plus three-month LIBOR, subject to adjustment for unpaid dividends. The weighted average interest rate on AFT’s Preferred Shares was 2.20% and the dividends on AFT’s Preferred Shares, which are included in the Statements of Operations, were $338,619.

Semi-Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

The fair value of the AFT’s borrowings under the credit agreement and Preferred Shares approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

Subject to certain conditions, the loans under AFT’s credit agreement may be repaid and the Preferred Shares may be repurchased beginning on March 24, 2014. Any such prepayments or repurchases must be made on a pro-rata basis between the loans and the Preferred Shares. In addition, the credit agreement contains customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. The loans under the credit agreement may also be prepaid if AFT has a reasonable, good faith belief that a failure to be in compliance with both asset value tests as of certain test dates could reasonably be expected to imminently occur, provided that such prepayment is limited to the amount that AFT reasonably determines is necessary to remain in compliance with such asset value tests. The Articles Supplementary establishing the rights, powers and other terms of the Preferred Shares include a corresponding asset value test. These tests are in addition to any requirements outlined in AFT’s registration statement or by the Investment Company Act. As of June 30, 2013, AFT was not aware of any instances of non-compliance related to the credit agreement and the Preferred Shares.

In connection with AFT’s entry into the credit agreement and issuance of Preferred Shares, certain debt financing costs were incurred by AFT and have been recorded as a deferred financing cost in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit agreement and the Preferred Shares. The amortization of the deferred financing costs is included in the Statements of Operations.

On April 26, 2013, AIF entered into a $138,000,000 revolving credit facility with JPMorgan Chase Bank, N.A. as lender and administrative agent. AIF may borrow on a revolving basis until April 26, 2015. Any loans outstanding under the credit facility must be repaid in full on April 26, 2015. The loans generally bear interest at a rate of three-month LIBOR plus 1.20%.

As of June 30, 2013, AIF has $138,000,000 outstanding under the credit facility. The average daily loan balance outstanding on days where borrowings existed was $102,462,963, the weighted average annual interest rate was 1.48% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $240,639.

Also included in interest and commitment fee expense on the Statements of Operations is $13,171 related to fees incurred for the credit agreement for the period between April 26, 2013 and June 10, 2013, the commitment termination date.

The fair value of AIF’s borrowings under the credit facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The credit facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of June 30, 2013, AIF was not aware of any instances of non-compliance related to the credit facility.

In connection with AIF’s entry into the credit facility, certain debt financing costs were incurred by AIF and have been recorded as a deferred financing cost in the Statements of Assets and Liabilities. The debt financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs in included in the Statements of Operations.

Note 9. Indemnification

The Funds have a variety of indemnification obligations under contracts with its service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

38  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

June 30, 2013 (unaudited)

Note 10. Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent event that would require disclosure in or adjustments to the financial statements.

Semi-Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

June 30, 2013 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify BNYMIS, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If on the dividend payment date the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 5¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at bnymellon.com/ shareowner, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at P.O. Box 358035, Pittsburgh, PA 15252-8035 or by calling the plan administrator at 800-331-1710.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at P.O. Box 358035, Pittsburgh, PA 15252-8035.

40  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2013 (unaudited)

Approval of Continuance of AFT’s Investment Advisory Agreement

At a Board meeting held on February 13, 2013, the Directors met in person to consider the continuation of the Investment Advisory and Management Agreement between the Fund and Adviser (the “Advisory Agreement”) for an additional one-year term.

The Board of Directors of the Fund has the responsibility under the Investment Company Act to approve the Fund’s proposed Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals. In addition, the Fund’s Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at the meeting at which the renewal of the Advisory Agreement is considered, the process of evaluating the Adviser and the Fund’s investment advisory and administrative arrangements is an ongoing one.

In preparation for their review of the Advisory Agreement, all of the Independent Directors present at the meeting met with their independent counsel in an executive session. In considering whether to approve the Advisory Agreement, the Directors, including the Independent Directors, reviewed a meeting book and other materials from both their counsel and the Adviser which included, among other things: (i) information concerning the services rendered to AFT by the Adviser; (ii) information concerning the revenues and expenses incurred by the Adviser from the operation of AFT; and (iii) a memorandum outlining the legal duties of the Board under the Investment Company Act. The Board also received information from Strategic Insight, a third party service provider, comparing AFT’s fee rate for advisory and administrative services, and AFT’s net total return, to those of a peer group of closed-end funds.

The Directors discussed with counsel, and counsel to the Independent Directors, the legal standards regarding the approval of advisory agreements under the Investment Company Act and reviewed the information included in the materials relevant to their approval of the Advisory Agreement. The Directors also noted that they receive information regarding AFT and its expenses and performance periodically throughout the year. After discussing a range of issues, the Directors considered, in particular, the following factors:

The nature, extent and quality of services provided by the Adviser. The Directors reviewed the services that the Adviser has provided to AFT. They considered the size and experience of the Adviser’s staff, its depth of expertise and the quality of services that the Adviser had delivered during the previous two years. In connection with the investment advisory services provided, the Directors took into account detailed discussions they had with officers of the Adviser regarding the management of AFT’s investments in accordance with AFT’s stated investment objective and policies and the types of transactions entered into on behalf of AFT. During these discussions, the Directors asked detailed questions of, and received answers from, the officers of the Adviser regarding the implementation of AFT’s investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to AFT, the Directors considered that the Adviser and its affiliates also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of AFT. It was noted that certain administrative and other services are provided by the Adviser, generally at cost, pursuant to a separate Administrative Services and Reimbursement Agreement. In particular, the Directors reviewed the compliance and administrative services provided to AFT by the Adviser, including its oversight of AFT’s day-to-day operations and its oversight of Fund accounting. The Directors noted that the Adviser has access to administrative, legal and compliance resources that help ensure a high level of quality in the compliance and administrative services provided to AFT. The Directors also considered AFT’s compliance history. Following their consideration of this information, and based on the presentations at the meeting and the Directors’ experience, the Directors concluded that the services provided to AFT by the Adviser under the Advisory Agreement were of a high quality and benefited AFT.

Investment performance of AFT and the Adviser. The Directors considered the history, experience, resources and strengths of the Adviser and its affiliates in developing and implementing the investment strategies used by AFT. The Directors also considered the Adviser’s deep expertise in managing loan portfolios. The Directors noted that the investment strategies and investment philosophy used by the Adviser may differ from that used by other funds and investment advisers and, thus, comparisons of AFT’s investment performance to the performance of some other investment companies may be less relevant. The Directors reviewed AFT’s investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which AFT was achieving its investment objective, noting that AFT had been in operation for a relatively short period of time. In particular, the Directors noted that AFT generally performed as expected relative to its reference index and met its respective investment objectives. As a result of

Semi-Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2013 (unaudited)

their discussions and review, the Directors concluded that AFT’s performance was satisfactory for purposes of approving the Advisory Agreement. Based on these factors, the Directors determined that the Adviser continued to be an appropriate investment adviser for AFT.

Cost of services provided and profits realized by the Adviser and its affiliates from the relationship with AFT. The Directors reviewed and considered information from the Adviser regarding the methodology used by the Adviser in allocating its costs regarding the operations of AFT and calculating AFT’s profitability (if any) to the Adviser and its affiliates. The Directors considered the cost of the services provided by the Adviser to AFT and the revenue derived by the Adviser. The Directors took into account discussions that they had with representatives of the Adviser regarding the voluntary waiver of fees and reimbursable expenses by the Adviser. The Directors also reviewed materials detailing the Adviser’s assertion that AFT was not currently profitable to the Adviser. After considering their discussion with the Adviser and reviewing the materials provided, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination that AFT was not yet profitable to the Adviser.

The extent to which economies of scale would be realized as AFT grows and whether fee levels would reflect such economies of scale. The Directors considered the extent to which economies of scale might be realized if the assets of AFT increase and whether there should be changes in the management fee rate or structure in order to enable AFT to participate in these economies of scale. The Directors noted that, because AFT is a closed-end fund, any increase in asset levels generally would have to come from appreciation through investment performance. In consideration of these and other factors, the Directors determined that no changes were currently necessary to AFT’s fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors compared both the services rendered and the fees paid under the Advisory Agreement to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated AFT’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds in the same Morningstar category. In considering this information, the Directors took into account the nature of the investment strategies of AFT and the fact that the relevant peer group of funds for comparison may have investment strategies and restrictions different from those of AFT.

The Directors also consider compensation paid to the Adviser with respect to accounts other than registered investment companies and noted explanations by the Adviser regarding how the generally more extensive services provided to AFT differed in scope from the services provided to the other accounts of the Adviser. The Directors also considered the revenue received by the Adviser pursuant to the Administrative Services and Reimbursement Agreement between AFT and the Adviser pursuant to which the Adviser provides AFT with certain personnel and services not otherwise provided under the Advisory Agreement. The Directors noted that the services provided to AFT under the Administrative Services and Reimbursement Agreement are necessary for the operations of AFT and that AFT generally reimburses the Adviser on an at cost basis for such services. Following review of this information, the Directors concluded that the advisory fee rates were reasonable in comparison to the data reflected in the materials.

Conclusion. No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors concluded that the advisory fee rate of AFT was reasonable in relation to the services provided by the Adviser to AFT, as well as the costs incurred and benefits gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Directors also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of a similar size. As a result, the Directors, including all of the Independent Directors, of AFT voted to approve the continuation of the Advisory Agreement.

Approval of AIF’s Investment Advisory Agreement

The Board of Directors of AIF, a majority of whom are not “interested persons” (as defined in the Investment Company Act) of AIF (the “Independent Directors”), approved the Investment Advisory and Management Agreement between AIF and the Adviser (the “Advisory Agreement”) at an in-person meeting held on January 14, 2013.

The Board of Directors of AIF has the responsibility under the Investment Company Act to approve AIF’s proposed Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose

42  |  Semi-Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2013 (unaudited)

of voting on such approvals or renewals. In addition, AIF’s Board of Directors generally receives, reviews and evaluates information concerning the services and personnel of the Adviser and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Advisory Agreement is considered, the process of evaluating the Adviser and AIF’s investment advisory and administrative arrangements is an ongoing one. In this regard, the Board’s consideration of the nature, extent and quality of the services to be provided by the Adviser under the Advisory Agreement will include deliberations at future quarterly meetings.

In considering whether to approve the Advisory Agreement, AIF’s Board of Directors reviewed an organizational meeting book and other materials from the Adviser and from counsel to the Independent Directors which: (i) included information concerning the services that will be rendered to AIF by the Adviser and its affiliates, and the fees that will be paid by AIF to the Adviser and its affiliates; and (ii) outlined the legal duties of the Board under the Investment Company Act. In particular, the Board considered the following:

The nature, extent and quality of services to be provided by the Adviser. The Directors reviewed the services that the Adviser would provide to AIF, which were expected to be similar to those provided to AFT, including the management of AIF’s investments in accordance with AIF’s stated investment objective and policies and the types of transactions that would be entered into on behalf of AIF. During these discussions, the Directors asked questions of, and received answers from, the officers of the Adviser and its affiliates regarding AIF’s investment strategy. In considering the services to be provided, the Directors drew upon their knowledge of the Adviser’s investment management capabilities gained from their service as directors of AFT.

The Directors considered that the Adviser and its affiliates would also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of AIF. It was noted that certain administrative and other services would be provided by the Adviser, generally at cost, pursuant to a separate Administrative Services and Reimbursement Agreement. The Directors noted that the Adviser has access to administrative, legal and compliance resources that should help ensure a high level of quality in the compliance and administrative services to be provided to AIF.

Investment performance of AIF and the Adviser. Because AIF was newly formed, the Directors did not consider the investment performance of AIF. However, the Board noted the Adviser’s performance in managing AFT which has an investment process similar but not identical to the investment strategies that will be used for AIF. The Directors also considered the experience, resources and strengths of the Adviser’s affiliates in developing investment strategies similar to AIF in other contexts. The ability of the Adviser to draw on the experience of personnel of its affiliates in managing AIF also was noted. Based on these factors, the Directors determined that the Adviser would be an appropriate investment adviser for AIF.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with AIF. The Board considered the anticipated cost of the services to be provided by the Adviser. Because AIF was newly formed, it had not commenced operations as of January 14, 2013, and the aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information regarding the expected profits to be realized by the Adviser and its affiliates from their relationships with AIF. The Directors considered, however, the Adviser’s assertion that AIF was not expected to be profitable to the Adviser in the near term. The Directors also noted, however, that the Adviser would provide the Directors with profitability information from time to time after AIF commences operations.

Economies of scale and whether fee levels reflect these economies of scale. Because AIF was newly formed, it had not commenced operations as of January 14, 2013, and the aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as AIF grows and whether fee levels would reflect such economies of scale, if any. The Directors noted that AIF, as a closed-end investment company, was not expected to experience dramatic increases in asset size after its initial public offering, unless additional shares were offered at some time in the future. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Advisory Agreement.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors compared both the services to be rendered and the fees to be paid under the Advisory Agreement to contractual fee rates of other investment advisers with

Semi-Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

June 30, 2013 (unaudited)

respect to other closed-end registered investment companies. In particular, the Directors evaluated AIF’s proposed contractual fee rate for advisory services as compared to the contractual fee rates for advisory and administrative services of other closed-end funds selected by Strategic Insight, a third party service provider. It was noted that the proposed fees for AIF fell in the higher range of the peer group but were within the range of those of the comparison funds. The Directors also considered the different services provided to different types of clients of the Adviser and that, accordingly, different fees were paid by such clients. The additional regulatory and compliance services that were applicable to AIF as a registered investment company also were noted.

The Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from their relationships with AIF, noting that the Adviser would not receive a profit from AIF’s Administrative Services and Reimbursement Agreement with the Adviser.

Conclusion. No single factor was identified as determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the meeting, including all of the Independent Directors, concluded that the nature, extent and quality of the services to be provided by the Adviser are adequate and appropriate. The Directors, including all of the Independent Directors, concluded that the fee to be paid to the Adviser was reasonable in light of the considerations described above. The Independent Directors were represented by independent counsel who assisted them in their deliberations.

Shareholder Meeting Results for AFT

On May 14, 2013, AFT held its Annual Meeting of Shareholders for the following purpose:

Election of Directors of AFT (the “Proposal”). The Proposal was approved by AFT’s shareholders and the results of the voting are as follows:

NAME	FOR	WITHHELD
Glenn N. Marchak*	10,649,520	128,104

Todd J. Slotkin*	10,665,930	111,694

*	Elected by the holders of AFT’s Common Stock and Preferred Stock, voting together as a single class

Barry Cohen, John J. Hannan, Carl J. Rickertsen, and Elliot Stein, Jr. continue to serve in their capacities as Directors of AFT.

44  |  Semi-Annual Report

Important Information About This Report

Investment Adviser

Apollo Credit Management LLC

9 West 57th Street

New York, NY 10019

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

480 Washington Blvd.

Jersey City, NJ 07310

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, NY 10281

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-888-301-3838 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2013 are available (i) without charge, upon request, by calling 1-888-301-3838 and (ii) on the SEC’s website at http:// www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

—	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
—	Website information, including any information captured through our use of “cookies”; and
—	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Semi-Annual Report  |  45

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9 West 57th Street New York, NY 10019

1-888-301-3838  •  www.agmfunds.com

06/30/13

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes to the registrant’s portfolio managers during the reporting period.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s bylaws (the “Bylaws”) designate procedures by which stockholders may submit proposals to the registrant’s Board of Directors. The applicable section of the Bylaws is set forth below:

Article II, Section 11(a)(1): Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Tactical Income Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	08/21/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	08/21/13

By (Signature and Title)	/s/ Jodi Sarsfield
Jodi Sarsfield, Treasurer and Chief Financial Officer
(principal financial officer)

Date	08/21/13